UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
                      Pursuant to Sections 13 and 15(d) of
                       the Securities Exchange Act of 1934



                                  July 31, 2002
                Date of Report (Date of earliest event reported)

                               FOSTER WHEELER LTD.
             (Exact Name of Registrant as Specified in Its Charter)

                                                                22-3802649
        Bermuda                   1-286-2                     (IRS Employer
(State of Incorporation)   (Commission File Number)          Identification No.)

                            Perryville Corporate Park
                         Clinton, New Jersey 08809-4000
                     (Address of Principal Executive Office)

                                 (908) 730-4000
              (Registrant's Telephone Number, Including Area Code)

                                (Not Applicable)
                         (Former Name or Former Address,
                          If Changed Since Last Report)

Item 7.   FINANCIAL STATEMETNS, PRO FORMA FINANCIAL INFORMATON AND EXHIBITS

(a)       Financial Statements:

          None.

(b)       Pro Forma Financial Information:

          None.

(c)       Exhibits:

          The following  exhibit is furnished as part of this Report pursuant to
          Item 9.

          99.1 Press Release dated July 31, 2002.



Item 9.   REGULATION FD DISCLOSURE

          On July 31, 2002, Foster Wheeler Ltd. issued a press release with respect to its FW Preferred Capital Trust I-9% Preferred Securities.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                FOSTER WHEELER LTD.


DATE:  July 31, 2002                            By: /s/ Thomas R. O'Brien
                                                   ----------------------------
                                                   Thomas R. O'Brien
                                                   General Counsel and
                                                   Senior Vice President





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